Nationwide Variable Insurance Trust
Neuberger Berman NVIT Multi Cap Opportunities Fund

Supplement dated January 31, 2013
to the Summary Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective January 16, 2013, the Summary Prospectus is amended as follows:

The information under the heading “Portfolio Manager” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Richard S. Nackenson	Managing Director and Senior Portfolio Manager, Neuberger Berman	Since 2013

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE